Exhibit 24.1

Dated:  January 12, 2006

POWER OF ATTORNEY

The undersigned, Stuart Grant, Chief Financial Officer of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 12th day of January 2006.

/s/ STUART GRANT
Name:	Stuart Grant
Title:	Chief Financial Officer

Dated:  January 6, 2006

POWER OF ATTORNEY

The undersigned, Georges Muller, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 6th day of January 2006.

/s/ GEORGES MULLER
Name:	Georges Muller
Title:	Director

Dated:  January 5, 2006

POWER OF ATTORNEY

The undersigned, Pierre Douaze, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 5th day of January 2006.

/s/ PIERRE DOUAZE
Name:	Pierre Douaze
Title:	Director

Dated:  January 5, 2006

POWER OF ATTORNEY

The undersigned, L. Patrick Gage, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 5th day of January 2006.

/s/ L. PATRICK GAGE
Name:	L. Patrick Gage
Title:	Director

Dated:  January 12, 2006

POWER OF ATTORNEY

The undersigned, Bernard Mach, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 12th day of January 2006.

/s/ BERNARD MACH
Name:	Bernard Mach
Title:	Director

Dated:  January 11, 2006

POWER OF ATTORNEY

The undersigned, Sergio Marchionne, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 11th day of January 2006.

/s/ SERGIO MARCHIONNE
Name:	Sergio Marchionne
Title:	Director

Dated:  January 11, 2006

POWER OF ATTORNEY

The undersigned, Jacques Theurillat, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Ernesto Bertarelli and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 11th day of January 2006.

/s/ JACQUES THEURILLAT
Name:	Jacques Theurillat
Title:	Director

Dated:  January 9, 2006

POWER OF ATTORNEY

The undersigned, Alberto Togni, Director of Serono S.A. (the “Company”), does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by the Company with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 9th day of January 2006.

/s/ ALBERTO TOGNI
Name:	Alberto Togni
Title:	Director

Dated:  January 17, 2006

POWER OF ATTORNEY

The undersigned, Fereydoun Firouz, President of Serono Inc. does hereby constitute and appoint Jacques Theurillat and Francois Naef, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf a Registration Statement on Form S-8 of the Company (the “Registration Statement”) proposed to be filed by Serono SA (the “Company”), with the United States Securities and Exchange Commission (the “Commission”) for the purpose of registering under the United States Securities Act of 1933, as amended (the “Securities Act”), certain of the Company’s Bearer Shares, nominal value CHF 25 each, which may be awarded under the Company’s Serono Stock Grant Plan 2006 (the “Plan”); and any and all amendments (including, without limitation, post-effective amendments), supplements and exhibits to the Registration Statement; and any and all other documents and instruments prepared in connection with the award, vesting and delivery of the Bearer Shares under the Plan in the United States and/or outside the United States, that such attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with (a) the Securities Act, the United States Securities and Exchange Act of 1934, as amended, and the other federal securities laws of the United States and the rules, regulations and requirements of the Commission in respect of any thereof, (b) the securities or blue sky laws of any state or other governmental subdivision of the United States and (c) the securities or similar applicable laws of Switzerland and any other non-United States jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHERETO, the undersigned has hereunto subscribed this power of attorney as of this 17th day of January 2006.

/s/ FEREYDOUN FIROUZ
Name:	Fereydoun Firouz
Title:	President of Serono Inc